Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q/A for the quarter ended June 30, 2011 of Hubei Minkang Pharmaceutical Ltd., a Nevada corporation (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Hsien Loong Wong, President, CEO, CFO, Secretary, Treasurer and a director of the Company certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 13, 2011	/s/ Hsien Loong Wong
Hsien Loong Wong, President, CEO, CFO, Secretary, Treasurer and a Director (Principal Financial Officer)